Exhibit 99.1

January 12, 2012

Gentlemen:

This letter constitutes the agreement (the “Agreement”) between Illinois Tool Works Inc., a Delaware corporation (the “Company”), on the one hand, and Relational Investors LLC (“Investor”) and each of the other individuals and entities set forth on the signature pages hereto (the “Investor Affiliates,” and together with Investor, the Investor Affiliates, and the Affiliates and Associates of each of the foregoing, the "Investor Group”), on the other hand, with respect to the matters set forth below:

1.
If at any time after the Company’s 2012 annual meeting of stockholders but before the sixtieth (60th) day prior to the Company’s 2013 annual meeting of stockholders (the “2013 Annual Meeting”), Investor makes a written request to the Company, the Board of Directors of the Company (the “Board”) shall appoint David H. Batchelder (“Nominee”) to serve as a director within ten (10) business days; provided that, at such time, the Board does not conclude in good faith that such appointment would constitute a breach of the directors’ fiduciary duties. If Nominee is appointed to the Board pursuant to this Section 1, the Company shall include Nominee as a nominee to the Board on the slate of nominees recommended by the Board in the Company’s proxy statement and on its proxy card relating to the 2013 Annual Meeting.

2.
In the event that, during the term of this Agreement, Nominee becomes unable to serve as a director of the Company, Investor shall have the right to designate Ralph V. Whitworth as a replacement for Nominee for all purposes of this Agreement, in which event the term “Nominee” shall be deemed to refer to Mr. Whitworth.

3.
During the term of this Agreement, each member of the Investor Group shall cause all Voting Securities (whether held of record or beneficially) that it is entitled to vote at each annual and special meeting of stockholders (a) to be present for quorum purposes and (b) to be voted in favor of the election of each of the Board’s nominees, including the individuals nominated by the Board to stand for election at the Company’s 2012 Annual Meeting or any subsequent annual or special meeting at which directors are to be elected.

4.
During the term of this Agreement, the Investor Group agrees that, except as otherwise specifically provided in this Agreement, no member of the Investor Group shall, in any way or in any capacity, directly or indirectly:

a.
make, participate in or encourage any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents with respect to the election or removal of directors or any other matter or proposal or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities;

b.
initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) stockholders of the Company for the approval of any stockholder proposal or cause or encourage any Person to initiate any such stockholder proposal;

c.
seek election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the Board, other than as set forth in this Agreement; or seek the removal of any member of the Board;

d.
form or join in a partnership, limited partnership, syndicate or other group, including, without limitation, a group as defined under Section 13(d) of the Exchange Act, with respect to any Voting Securities, deposit any Voting Securities into a voting trust or subject any Voting Securities to any voting agreement (other than solely with other members of the Investor Group with respect to Voting Securities now or hereafter owned by them in accordance with the terms of this Agreement) or take any other action that would limit or otherwise restrict the ability of the Investor Group to vote or cause to be voted the Investor Voting Securities in accordance with this Agreement;

e.	act alone or in concert with others to control or seek to control the management or the Board, other than Nominee acting in his capacity as a director of the Company;

f.
with respect to the Company or the Voting Securities, (i) make any communication or announcement (other than in the ordinary course of its business on a confidential basis to their investors) stating how the Voting Securities will be voted, or the reasons therefor or otherwise communicate pursuant to Rule 14a−1(l)(2)(iv) under the Exchange Act or (ii) participate in, or take any action pursuant to, any “stockholder access” proposal that may be adopted by the SEC, whether in accordance with proposed Rule 14a-11 or otherwise; or

g.
acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends, stock splits, reverse stock splits or other distributions or offerings made available to holders of any Voting Securities generally), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (as defined under Section 13(d) of the Exchange Act) or otherwise, any Voting Securities if, as a result of such acquisition, the members of the Investor Group would beneficially own in the aggregate in excess of 9.9% of the then outstanding Voting Securities;

h.
seek, or propose any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates;

i.
enter into any arrangements, understanding or agreements (whether written or oral) with, or advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with any other Person that engages, or offers or proposes to engage, in any of the foregoing;

j.
make any public statement or public disclosure regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement, that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or invalidation of, any provision of this Agreement or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition;

k.	otherwise take, or solicit, cause or encourage others to take, any action inconsistent with any of the foregoing; or

l.
take any action challenging the validity or enforceability of this Section, or request the Company or Board amend or waive any provision of this Section (provided, that Investor may make confidential requests to the Board to amend or waive any provision of this Section, which the Board may accept or reject in its sole discretion, so long as any such request is not publicly disclosed by any member of the Investor Group and is made by the Investor in a manner that does not require the public disclosure thereof by the Company or any other Person).

5.
Nominee agrees, during the term of any service as a director of the Company, to: (i) comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to members of the Board, and (ii) to keep confidential all Company confidential information consistent with Board practices and applicable policies and to not publicly disclose discussions and matters considered in meetings of the Board and Board committees (other than in the ordinary course of its business on a confidential basis with employees of the Investor).  Nominee agrees that, within five (5) business days of appointment to serve as a director, he shall submit to the Company a fully completed copy of the Company’s standard director & officer questionnaire and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of new Board members.

6.
Notwithstanding anything to the contrary in this Agreement, Nominee, during the term of any service as a director of the Company, shall not be prohibited from acting in his capacity as a director and complying with his fiduciary duties as a director of the Company, all in accordance with the agreement set forth in Section 5.

7.
As soon as reasonably practicable following the execution of this Agreement, the Company and Investor will issue a joint press release in the form attached as Exhibit A (the “Press Release”). Neither the Company nor the Investor Group will make any public statements (including in any filing with the SEC, any other regulatory or governmental agency, or any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release.

8.
The date on which this Agreement, including the covenants and agreements contained in Section 4 above, shall terminate is referred to herein as the “Termination Date.”  The Termination Date shall be the later of (a) thirty (30) days prior to the expiration of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2014 annual meeting of stockholders of the Company (the “2014 Annual Meeting”), or (b) if the Nominee is appointed or elected to serve on the Board pursuant to Section 1, the date on which Nominee is no longer serving on the Board.  Notwithstanding the foregoing, if Nominee is a director and the Board determines not to nominate Nominee for reelection to the Board at the 2014 Annual Meeting or at any subsequent annual meeting, the Company shall give Nominee and Investor notice of such determination not less than thirty (30) days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at such meeting. Nothing in this Section shall be deemed to release any party from any liability for any breach of this Agreement or to impair the right of any party to compel specific performance of any other party of its obligations under this Agreement with respect to any period of time prior to the termination of this Agreement.

9.
As used in this Agreement, (a) the term “Person” shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the terms “Affiliate” and “Associate” shall have the meanings set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become Affiliates or Associates of any Person subsequent to the date of this Agreement; (c) the term “Voting Securities” shall mean the shares of Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such common stock or other securities, whether or not subject to the passage of time or other contingencies; and (d) the term “business day” shall mean any day other than a Saturday, Sunday or a day on which banks in New York City are authorized or obligated by applicable law or executive order to close or are otherwise generally closed.

10.
The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction without posting a bond or other undertaking restraining any violation or threatened violation of the provisions of this Agreement.  In the event that any action shall be brought in equity to enforce the provisions of the Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.

11.
This Agreement constitutes the only agreement between the Investor Group and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported transfer requiring consent without such consent shall be void. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

12.
If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.  The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

13.
This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles. Each of the parties hereto (a) consents to the personal jurisdiction and venue in any action to enforce this Agreement in the federal or state courts located in Wilmington, Delaware; (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (c) agrees that it shall not bring any action relating to this Agreement in any court other than the federal or state courts located in Wilmington, Delaware.

14.	This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

15.
Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to Company:

Illinois Tool Works Inc.
3600 West Lake Avenue
Glenview, IL 60026
Attn: Maria Green

Phone: 847-724-7500
Fax: 847-657-4600

If to the Investor Group:

                                Relational Investors LLC
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
Attn: Kathleen Carney

Phone: 858-704-3423
Fax: 858-704-3347

Any party may by notice given in accordance with this Section 15 to the other parties designate updated information for notices hereunder.

16.
Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

17.
This Agreement may be executed by the parties hereto in separate counterparts (including by fax and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

If the terms of this Agreement are in accordance with your understandings with the Company, please sign and return the enclosed duplicate of this Agreement, whereupon this Agreement shall constitute a binding agreement among us.

RELATIONAL INVESTORS LLC

By:          /s/ David H. Batchelder
                         Title:       Principal

ILLINOIS TOOL WORKS INC.

By:         /s/ David B. Speer
                        Title:       Chairman and Chief Executive Officer